Exhibit 99.3

ALTRIA HOLDS 2015 ANNUAL MEETING OF SHAREHOLDERS

•	Altria announces Annual Meeting voting results.

•	Altria declares regular quarterly dividend of $0.52 per share.

•
Altria reaffirms its guidance for 2015 full-year adjusted diluted earnings per share (EPS) to be in the range of $2.75 to $2.80, representing a growth rate of 7% to 9% from an adjusted diluted EPS base of $2.57 in 2014.

RICHMOND, Va. -- May 20, 2015 -- Altria Group, Inc. (Altria) (NYSE: MO) held its 2015 Annual Meeting of Shareholders (Annual Meeting) today. Altria’s Chairman, Chief Executive Officer and President, Marty Barrington, summarized Altria’s 2014 and first quarter 2015 operating and financial results and emphasized Altria’s focus on its people and work culture, commitment to communities and corporate responsibility initiatives.
Voting Results for Altria’s Annual Meeting
At the Annual Meeting, Altria’s shareholders elected to a one-year term each of the 11 nominees for director named in Altria’s proxy statement; approved the 2015 Performance Incentive Plan and the 2015 Stock Compensation Plan for Non-Employee Directors; ratified the selection of PricewaterhouseCoopers LLP as Altria’s independent registered public accounting firm for the fiscal year ending December 31, 2015; approved, on an advisory basis, the compensation of Altria’s named executive officers; and defeated three shareholder proposals. Final voting results will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission.
Regular Quarterly Dividend
Following the Annual Meeting, Altria’s Board of Directors declared a regular quarterly dividend of $0.52 per share, payable on July 10, 2015, to shareholders of record as of June 15, 2015. The ex-dividend date is June 11, 2015.
2015 Full-Year Guidance
Altria reaffirms its guidance for 2015 full-year adjusted diluted EPS, which excludes the special items discussed in Schedule 1, to be in the range of $2.75 to $2.80, representing a growth rate of 7% to 9% from an adjusted diluted EPS base of $2.57 in 2014, as shown in Schedule 1.

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The factors described in the Forward-Looking and Cautionary Statements section of this release represent continuing risks to Altria’s forecast.
Remarks and Presentation
A copy of Mr. Barrington’s prepared remarks and business presentation, as well as a replay of the audio webcast of the Annual Meeting, are available on altria.com and via the Altria Investor app.
Altria’s Profile
Altria’s wholly-owned subsidiaries include Philip Morris USA Inc. (PM USA), U.S. Smokeless Tobacco Company LLC (USSTC), John Middleton Co., Nu Mark LLC, Ste. Michelle Wine Estates Ltd. (Ste. Michelle) and Philip Morris Capital Corporation. Altria holds a continuing economic and voting interest in SABMiller plc (SABMiller).
The brand portfolios of Altria’s tobacco operating companies include Marlboro®, Black & Mild®, Copenhagen®, Skoal®, MarkTen® and Green Smoke®. Ste. Michelle produces and markets premium wines sold under various labels, including Chateau Ste. Michelle®, Columbia Crest®, 14 Hands® and Stag’s Leap Wine Cellars™, and it imports and markets Antinori®, Champagne Nicolas Feuillatte™, Torres® and Villa Maria Estate™ products in the United States. Trademarks and service marks related to Altria referenced in this release are the property of Altria or its subsidiaries or are used with permission. More information about Altria is available at altria.com and on the Altria Investor app.
Forward-Looking and Cautionary Statements
This press release contains projections of future results and other forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.
Important factors that may cause actual results and outcomes to differ materially from those contained in the projections and forward-looking statements included in this press release are described in Altria’s publicly filed reports, including its Annual Report on Form 10-K for the year ended December 31, 2014 and its Quarterly Report on Form 10-Q for the period ended March 31, 2015.
These factors include the following: significant competition; changes in adult consumer preferences and demand for Altria’s operating companies’ products; fluctuations in raw material availability, quality and price; reliance on key facilities and suppliers; reliance on critical information systems, many of which are managed by third-party service providers; fluctuations in levels of customer inventories; the effects of global, national and local economic and market conditions; changes to income tax laws; federal, state and local legislative activity, including actual and potential federal and state excise tax increases; increasing marketing and regulatory restrictions; the effects of price increases related to excise tax increases and concluded tobacco litigation settlements on trade inventories, consumption rates and consumer preferences within price segments; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; privately imposed smoking restrictions; and, from time to time, governmental investigations.
Furthermore, the results of Altria’s tobacco businesses are dependent upon their continued ability to promote brand equity successfully; to anticipate and respond to evolving adult consumer preferences; to develop, manufacture, market and distribute products that appeal to adult tobacco consumers (including, where appropriate, through arrangements with, and investments in, third parties); to improve productivity; and to protect or enhance margins through cost savings and price increases.
Altria and its tobacco businesses are also subject to federal, state and local government regulation, including broad-based regulation of PM USA and USSTC by the U.S. Food and Drug Administration. Altria and its subsidiaries continue to be subject to litigation, including risks associated with adverse jury and judicial determinations, courts reaching conclusions at variance with the companies’ understanding of applicable law, bonding requirements in the limited number of jurisdictions that do not limit the dollar amount of appeal bonds and certain challenges to bond cap statutes.
Altria cautions that the foregoing list of important factors is not complete and does not undertake to update any forward-looking statements that it may make except as required by applicable law. All subsequent written and oral forward-looking statements attributable to Altria or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above.

Source: Altria Group, Inc.

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Schedule 1
ALTRIA GROUP, INC.
and Subsidiaries
First Quarter 2015 Special Items and Reconciliation of 2014 Adjusted Results

Altria’s First Quarter 2015 Special Items

Tobacco and health litigation items	$0.01
SABMiller special items	0.03
Loss on early extinguishment of debt	0.07
$0.11

Reconciliation of Altria’s 2014 Adjusted Results

Full Year
2014
Reported diluted EPS	$2.56
NPM Adjustment Items	(0.03)
Asset impairment, exit, integration and acquisition-related costs	0.01
Tobacco and health litigation items	0.01
SABMiller special items	0.01
Loss on early extinguishment of debt	0.02
Tax items	(0.01)
Adjusted diluted EPS	$2.57

Altria reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Altria’s management reviews certain financial results, including diluted EPS, on an adjusted basis, which exclude certain income and expense items that management believes are not part of underlying operations. These items may include, for example, loss on early extinguishment of debt, restructuring charges, SABMiller special items, certain tax items, charges associated with tobacco and health litigation items, and settlements of, and determinations made in connection with, certain non-participating manufacturer (NPM) adjustment disputes (such settlements and determinations are referred to collectively as NPM Adjustment Items). Altria’s management does not view any of these special items to be part of Altria’s sustainable results as they may be highly variable, are difficult to predict and can distort underlying business trends and results. Altria’s management believes that these adjusted financial measures provide useful insight into underlying business trends and results and provide a more meaningful comparison of year-over-year results. Altria’s management uses adjusted financial measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets. These adjusted financial measures are not consistent with GAAP, and should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP.

Altria’s full-year adjusted diluted EPS guidance excludes the impact of certain income and expense items, including those items noted in the preceding paragraph. Altria’s management cannot estimate on a forward-looking basis the impact of these items on its reported diluted EPS because these items, which could be significant, are difficult to predict and may be highly variable. As a result, Altria does not provide a corresponding GAAP financial measure for, or reconciliation to, its adjusted diluted EPS guidance.